CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Coeur d'Alenes Company (the "Company") on Form 10-KSB for the year ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jimmie T. G. Coulson, Chief Executive Officer, and Marilyn A. Schroeder, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ JIMMIE T. G. COULSON               /s/ MARILYN A. SCHROEDER
------------------------------         ------------------------------
Jimmie T. G. Coulson                   Marilyn A. Schroeder
Chief Executive Officer                Chief Financial Officer

December 20, 2002